Exhibit 99.1

NYSE American: UEC

Uranium Energy Corp Announces Receipt of New Denison Proposal to Acquire UEX Corporation

Denison’s Latest Non-Binding Offer Equates to 20% Dilution to Denison shareholders on a Fully Diluted Basis

UEC’s Accepted Offer Equates to Only 15% Dilution to UEC Shareholders on a Fully Diluted Basis

There is Overwhelming Support from UEX Shareholders for the UEC Offer

Corpus Christi, TX, August 9, 2022– Uranium Energy Corp. (NYSE American: UEC, the “Company” or “UEC”) announces that it has received a notice from UEX Corporation (“UEX”) that Denison Mines Corp. (“Denison”) has made a new non-binding proposal to acquire all of the issued and outstanding shares of UEX (“UEX Shares”) pursuant to a plan of arrangement (the “New Denison Proposal”). UEX has further advised UEC that the board of directors of UEX (the “UEX Board”) has determined to unilaterally postpose the special meeting of securityholders of UEX originally scheduled for today, Tuesday, August 9, 2022 to Monday, August 15, 2022 to consider whether the New Denison Proposal constitutes a “Superior Proposal” as defined in the arrangement agreement dated June 13, 2022, as amended June 23, 2022 and August 5, 2022, among UEX, UEC and the UEC 2022 Acquisition Corp. (the “Arrangement Agreement”).

Amir Adnani, President and CEO, stated “The new non-binding Denison offer is 5% more dilutive to its shareholders compared to UEC’s superior bid.  The Denison offer is also inferior as it introduces deal uncertainties for UEX shareholders, that is why we are extremely disappointed in the actions of the UEX board in delaying the shareholder vote. More than 38% of eligible securities have already voted on the UEC proposal with 93.4% voting in favour. We look forward to new shareholder meeting at or earlier than August 15, 2022. As previously mentioned, UEC’s accepted offer doubles UEC’s uranium resource at only 14.2% dilution to our existing shareholders on a pro forma basic shares basis.”

UEC’s offer and amended agreement announced on August 8, 2022 is superior to the New Denison Proposal in all respects:

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Superior Financial Consideration. The implied value of The New Denison Proposal is not reflective of Denison’s current share price given the 20% dilution Denison would undertake if it were to complete a transaction with UEX.

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Quicker Path to Completion. UEX securityholders were scheduled to vote on UEC’s proposed acquisition of the UEX Shares based on the Revised UEC Offer on Tuesday August 9, 2022, with closing of the transaction (subject to court approval and the satisfaction or waiver of closing conditions customary for a transaction of this nature) anticipated within days of the UEX securityholder vote.

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New Denison Proposal is Financially Inferior, Uncertain and Remains Subject to the Execution of a Definitive Agreement. The Denison Proposal, remains subject to, among other things, the execution of a definitive agreement, the preparation of an information circular providing disclosure on the proposed transaction, court and regulatory approvals, and the calling of a new securityholders meeting to approve the transaction. As such, a closing of any deal with Denison is likely to take UEX shareholders into Q4 2022.

Under the terms of the Arrangement Agreement, if the UEX Board determines that the New Denison Proposal is a Superior Proposal and makes a determination to accept, approve, recommend or enter into an agreement in respect of the New Denison Proposal, UEX is required to immediately provide notice to UEC, upon receipt of which UEC has the right, for a period of five business days from receipt of UEX’s notice, to offer to amend the terms of the Arrangement Agreement. In the event that UEC elects not to offer to amend the Arrangement Agreement and if UEX terminates the Arrangement Agreement in order to enter into an agreement with Denison, then UEX is required to pay to UEC a termination fee in the amount of US$8.8 million.

About Uranium Energy Corp

Uranium Energy Corp is America’s leading, fastest growing, uranium mining company listed on the NYSE American. UEC is a pure play uranium company and is advancing the next generation of low-cost, environmentally friendly In-Situ Recovery (ISR) mining uranium projects. The Company has two production ready ISR hub and spoke platforms in South Texas and Wyoming, anchored by fully licensed and operational processing capacity at the Hobson and Irigaray plants. UEC also has seven U.S. ISR uranium projects with all of their major permits in place. Additionally, the Company has other diversified holdings of uranium assets, including: (1) one of the largest physical uranium portfolios of U.S. warehoused U3O8; (2) a major equity stake in the only royalty company in the sector, Uranium Royalty Corp.; and (3) a pipeline of resource-stage uranium projects in Arizona, Colorado, New Mexico and Paraguay. The Company’s operations are managed by professionals with a recognized profile for excellence in their industry, a profile based on many decades of hands-on experience in the key facets of uranium exploration, development and mining.

Contact Uranium Energy Corp Investor Relations at:
Toll Free: (866) 748-1030
Fax: (361) 888-5041
E-mail: info@uraniumenergy.com

Twitter: @UraniumEnergy

Stock Exchange Information:
NYSE American: UEC
Frankfurt Stock Exchange Symbol: U6Z
WKN: AØJDRR
ISN: US916896103

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” as such term is used in applicable United States and Canadian laws.  These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and should be viewed as “forward-looking statements”. Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, market and other conditions, the actual results of exploration activities, variations in the underlying assumptions associated with the estimation or realization of mineral resources, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, title disputes or claims limitations on insurance coverage. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release. Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved.  Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company's ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company's filings with the Securities and Exchange Commission. For forward-looking statements in this news release, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.  The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.